EXHIBIT 99.2

STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNER

     Each Reporting Person hereby authorizes and designates James D. Marver and Alan E. Salzman (each, an “Authorized Signer”) to execute and file on behalf of such Reporting Person the Reports with respect to the securities of the Finisar Corporation (the “Company”), including all Schedules 13D and 13G and Forms 3, 4 and 5, and any amendments thereto, that the Reporting Person may be required to file with the United States Securities and Exchange Commission as a result of the Reporting Person’s ownership of, or transactions in, securities of the Company.

     The authority of the Designated Filer and the Authorized Signer under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file Forms 3, 4 and 5 or Schedules 13D or 13G with respect to the Reporting Person’s ownership of, or transactions in, securities of the Company, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signer are not assuming any of the Reporting Person’s responsibilities to comply with Section 13(d) or Section 16 of the Exchange Act.

Date: April 15, 2005

By: /s/ James D. Marver
James D. Marver

By: /s/ Alan E. Salzman
Alan E. Salzman

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

By: VantagePoint Venture Associates III, L.L.C., Its General Partner

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.

By: VantagePoint Venture Associates III, L.L.C., Its General Partner

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV (Q), L.P.

By: VantagePoint Venture Associates IV, L.L.C., Its General Partner

By: /s/ James D. Marver
Name: James D. Marver

Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV, L.P.

By: VantagePoint Venture Associates IV, L.L.C., Its General Partner

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member

VANTAGEPOINT VENTURE PARTNERS IV PRINCIPALS FUND, L.P.

By: VantagePoint Venture Associates IV, L.L.C., Its General Partner

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member

VANTAGEPOINT VENTURE ASSOCIATES III, L.L.C.

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member

VANTAGEPOINT VENTURE ASSOCIATES IV, L.L.C.

By: /s/ James D. Marver
Name: James D. Marver
Title: Managing Member